
EVERY DAY
WE STRIVE TO CONNECT,
SERVE AND ENTERTAIN
MILLIONS OF BUZZTIME FANS.
buzztime
SPORTS
FOOTBALL EDITION
Exit
Pay
Assistance
My Account
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Safe Harbor

This presentation contains forward-looking statements which reflect management's current views of future events and operations, including but not limited to statements about our growth plans, product and platform development, new revenue, customer development, improved customer and consumer satisfaction and the number of locations, players and games. These statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include the risks of unsuccessful execution or launch of products, platforms or brands, risks associated with customer retention and growth plans, the impact of alternative entertainment options and technologies and competitive products, brands, technologies and pricing, adverse economic conditions, and the regulatory environment, failure of customer and/or player acceptance or demand for new or existing products, lower market acceptance or appeal of both existing and new products and services by particular demographic groups or audiences as a whole, termination of partnership and contractual relationships and technical problems or outages. Please see NTN Buzztime, Inc.'s recent filings with the Securities and Exchange Commission for information about these and other risks that may affect the Company. All forward-looking statements included in this presentation are based on information available to us on the date hereof. These statements speak only as of the date hereof, and except as required by law NTN Buzztime, Inc. does not undertake to publicly update or revise any of its forward-looking statements, even if experience or future changes show that the indicated results or events will not be realized.


buzztime
DELIVERING INTERACTIVE ENTERTAINMENT AND INNOVATIVE DINING TECHNOLOGY TO BARS AND RESTAURANTS IN NORTH AMERICA.
31 YEARS IN HOSPITALITY
9MM REGISTERED PLAYERS
55,000 TABLETS DEPLOYED
115 MM GAMES PLAYED/YEAR

Key Investment Highlights

Strong player base: 9MM registered players

- Attracts venues
- Opportunity to expand role & revenue share

Venue-driven recurring revenue model

- Experience-focused chains
- Independent locations

New platform, content & features delivering

- 65+% of installed base at Q1 2016
- Premium Games with fee to consumer

Improved management & profit structure

- Improving quality & reducing costs with strategic partners
- Q4 2015 & Q1 2016 Adj. EBITDA +

Improving the Guest Experience



waste
Wait for table 5 min
Wait to order 5 min
Wait for food 10-30 min
Wait for check 5 min
Wait for receipt 5 min
Arrive
Sit - 1min
Order – 2min
Eat – 10min
Pay – 2min
Leave – 1min
value

46 Minute Experience: 30 Minutes of Waste, 16 Minutes of Value

Opportunities to improve service AND deliver better guest experiences

buzztime

Providing Network Effect
Benefits Venues & Players

VENUES

Value & Fun

PLAYERS



$4 B
Market
Potential

Customers

~150K restaurants
11B guests/year

+175MM
player potential

Market Growth
Creating Buzztime Opportunity

MARKET PENETRATION*



5% Adoption

TABLET GROWTH*



0
10K
200K
2MM
2005
2010
2015
2020

***company estimates based on aggregated industry data**

Competitive Landscape

DWELL
(Entertainment)

Trivia, Music,
Games
Live entertainment

CONVENIENCE
(Payment)

Mobile, Kiosk,
Self-Service


buzztime

LOYALTY
(Engagement)

Programs,
Surveys

EFFICIENCY
(Table Turn)

Server handhelds,
Order ahead

Long-term Growth Strategy

	SUBSCRIPTION REVENUE	PLAYERS	DATA
INDEPENDENT Chief Need: Value & Price **ENTERPRISE** Chief Need: Order & Pay **ADJACENCIES** Chief Need: Value & Price	Get Profitable	Drive Use	Deliver Insights
	PHASE I Profitable growth	**PHASE II** Player growth	**PHASE III** Analytics growth

Gaming Experts

2015 Launches


50/50


TEAM SELECTION
PLAY


ROUND 1
THE FASTER YOU ANSWER, THE MORE POINTS YOU GET!
Lite

Jackpot Trivia

- Launched Feb. 2015
- #1 trivia game on network by Q315

Buzztime Sports: Football Edition™

- Attracting new players
- Incorporating social & out of venue connection

Academy of Football

- Sponsored platform with desirable audience
- Branded game with Pro Football Hall of Famer Emmett Smith
- Sponsors including MillerCoors & Dr Pepper

buzztime SMARTEST BAR

NATIONWIDE BAR-TO-BAR
TRIVIA COMPETITION

CREATING THE BUZZ
CASE STUDY: SMARTEST BAR COMPETITION

EVENTS DROVE 41% INCREASED GAMEPLAY
- *1,674 participating locations across the country*

WINNING LOCATION INCREASED ENGAGEMENT
- *Gameplay =72% ↗ added 8% new players*

PATRONS HAD LONGER VISITS, GREATER SPEND
- *Players arrived 1.5 hours early and played long after competition ended*

Expanding Role

Driving Traffic from Outside the Venue


Content
Prizing
Social
Advertising
Email
Venue
Branding

Activating 9MM Registered Players

Partners on Board

FanDuel

FANDANGO

In Pilot

buzztime

Dining Innovators

Driving performance, guest satisfaction & insights

Menu & Payment


$27.00
EMV
CAPABLE

Data & insights drive results


$ Sales by Day
M T W Th F Sa Su
Store 1
Store 2
Store 3
Guest Satisfaction
4.5
5
4.2
Store 1
Store 2
Store 3

AROOGA'S
GRILLE HOUSE & SPORTS BAR

Higher Tips, Turns, and new insights collected

Go-to-Market Focus

#1 Targeting Experience-focused Chains

- Higher volume per deal
- Longer sales cycle to initial pilots, which may be 6 months
- Greater upside through monetization

ENTERTAINMENT ONLY

SELF-SERVICE DINING + ENTERTAINMENT

LOCATIONS



BEEF 'O' BRADY'S GOOD FOOD, GOOD SPORTS

native grill wings

HURRICANE GRILL & WINGS

CHAINS


+1100
BUFFALO WILD WINGS
OLD CHICAGO
+100
+11
+45

Go-to-Market Focus

#2 Growing Independent Channel

- Shorter sales cycles
- Drives player funnel
- Increases network footprint

Direct Channel +

Distribution Partners

Revenue Beyond Subscription



BASE
Subscription & Hardware
Current
NEW Units
Subscription & Hardware
Current
Premium Content
Pay to Play
Scaling
Ads + Data
Transactional
Scaling

65%

Installed base with new technology at March. 31, 2016

Recent Accomplishments

UNITS	PLAYERS	FINANCIALS
Growing Experience Focused Brands	Improving In-Venue Game Metrics	Optimizing growth and cost structure

Self-Service & Payment


EMV
CAPABLE

Brands

OLD CHICAGO PIZZA & TAPROOM — BUFFALO WINGS & RINGS

Entertainment


JACKPOT
TRIVIA
buzztime


MAIN MENU
SPORTS
FOOTBALL EDITION
PLAY
LOGIN

Hardware



Premium Games


buzztime

Financial Highlights

	Q1 2016	INITIATIVES	5 YEAR TARGET
VENUES	2,903	Experienced-focused chains complemented by independent bars & restaurants	10K+
QUARTERLY REVENUE	$5.5M	Increasing ARPU & network monetization	$20M
GROSS MARGIN*	63%	Improving production , supply chain & efficiency	+60%
OPERATING MARGIN	-19%	Scalable infrastructure and positive ROI on customer acquisition metrics	+10%

- ***2 consecutive quarters of positive Adjusted EBITDA***

** GM will fluctuate based on sales mix*


CRAFTING THE FUTURE OF INTEGRATED FUN
Thank you
buzztime